32.2  CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002

      In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended March 31, 2007, as filed with the Securities and Exchange Commission of the date hereof (the "Quarterly
Report"), I, Jeffrey D. Kastner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1)  This  Quarterly  Report  on  Form  10-Q  of  the  Company,   to  which  this
certification is attached as an Exhibit, fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Jeffrey D. Kastner
                                   --------------------------------
                                   Name:    Jeffrey D. Kastner
                                   Chief Financial Officer and Secretary
                                   Date:    May 15, 2007


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